                            THE GUARDIAN CASH FUND


                       Supplement dated January 7, 2002
                       to Prospectus dated May 1, 2001


        This Supplement should be retained with the Prospectus for future reference.

The following replaces the first paragraph under the heading "The Fund's investment adviser" on page 6 of the prospectus:

Guardian Investor Services LLC (GIS) is the adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).

Wherever the terms "Guardian Investor Services Corporation" and "GISC" appear in the prospectus, replace them with the terms "Guardian Investor Services LLC" and "GIS", respectively.